COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Income
Net Income	$ 4,278	$ 4,291	$ 4,856
Other Comprehensive Income (Loss)
Currency translation adjustments	106	(9)	(88)
Unrealized gain (loss) from available-for-sale securities	87	(70)	0
Total Other Comprehensive Income (Loss)	193	(79)	(88)
Total Comprehensive Income	$ 4,471	$ 4,212	$ 4,768